SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)

                                  April 4, 2003




                        STERLING ELECTRONIC COMMERCE CO.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
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                 (State or Other Jurisdiction of Incorporation)


            0-32463                                88-0472395
    ------------------------         ------------------------------------
    (Commission File Number)         (IRS Employer Identification Number)


                   350 KACHINA CIRCLE, LAS VEGAS, NEVADA 89123
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (702) 492-9413
                                                           --------------


                   435 Aspen Drive, #8, Park City, Utah 84098
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         (Former name or former address, if changed since last report)



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

ITEM 1  -  CHANGES IN CONTROL

On April 4, 2003 Patricia J. Linson acquired 1,250,000 shares of Sterling Electronic Commerce Co. from a shareholder for cash in a negotiated transaction. The beneficial ownership of the Company's securities by officers, directors, and groups owning more than 5% of a class of securities is as follows:

Title of   Name and Address                               No. of       Percent
Security   of Beneficial Owner        Relationship        Shares       of Class
-------------------------------------------------------------------------------

Common     Patricia J. Linson         Officer,           1,250,000      47.9%
Stock      5366 Martingale Court      Director
           Las Vegas, NV 89119

Common     Floyd Robertson            Officer,             251,000(1)    9.6%
Stock      435 Aspen Drive, #8        Director
           Park City, UT 84098

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Common     Officers and Directors                        1,501,000      57.5%
Stock      as a group

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(1) Includes 1,000 shares beneficially owned by spouse.


ITEM 5  -  OTHER INFORMATION

Appointment of New Officer and Director

On April 4, 2003 the Company accepted the resignation of Russell Heaton as President and Director for the Company, and appointed Patricia J. Linson as President and Interim Director pending the next annual meeting of shareholders.

Ms. Linson resides in Las Vegas, Nevada. She has spent most of the past five years managing her own entertainment agency in Las Vegas, Star West, booking acts for the Las Vegas casino & hotel industry. She also is the trustee of a private testamentary trust, managing its many real estate holdings. Ms. Linson has assisted several emerging companies in organizational and financial matters. Ms. Linson also manages her own real estate and other investments.

The Company expects to maintain a consulting relationship with Mr. Heaton on an "as needed" basis, but has not entered into a specific agreement regarding such services.


Change of Address of Principal Executive Offices

The Company has moved its principal executive offices to 350 Kachina Circle, Las Vegas, Nevada 89123. Its new telephone number is (702) 492-9413.


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

                                   SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 1, 2003                          STERLING ELECTRONIC COMMERCE CO.



                                     By:/s/ Patricia J. Linson
                                     ----------------------------------
                                     Patricia J. Linson